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                                                                    Exhibit 10.8

                      AMENDMENT NO. 2 TO LICENSE AGREEMENT
                  BETWEEN THE UNIVERSITY OF SOUTHERN CALIFORNIA
                              AND MARET CORPORATION

     This Amendment No. 2 to License Agreement (the "Amendment") is entered into this 15th day of February, 2002.
     ----
                                    RECITALS

     A. The University of Southern California ("USC") and Maret Corporation ("Licensee") are parties to that certain License Agreement, USC FILE 2146B, USC FILE 2429, AND USC FILE 2430, as amended by Amendment No. 1 dated June 19, 2000, (the "License Agreement") relating to specifically identified patents.

     B. The parties also desire to further amend the License Agreement to clarify the royalty obligations in the event of sublicenses by Licensee.

                                    AGREEMENT

     NOW, THEREFORE, the parties agree as follows:

     1.   Section 4c is amended to read as follows:

          "c.    If any PRODUCT is manufactured and sold under sublicense from the Licensee, the Licensee shall pay USC the royalty specified in Paragraph 4A or 4B on sales of PATENT PRODUCTS or TECHNOLOGY PRODUCTS by such sublicensee"

     Except as specified below, USC and Licensee hereby acknowledge that all parties have complied with all terms and provisions of the License Agreement and the Research Agreements (as defined in the License Agreement) to be performed prior to the date of this Amendment. In all other respects, the License Agreement is hereby ratified and confirmed. In the case of direct conflict or conflict by reason of interpretation between any provision of this Amendment and the License Agreement, the Amendment shall control and supercede the terms of the License Agreement. Notwithstanding the above, the effectiveness of this Amendment is conditioned upon receipt by USC from Licensee or its successor of the following amount in full in immediately available funds: $97,342.57 (payment due under the Research Agreements)

UNIVERSITY OF SOUTHERN CALIFORNIA           MARET CORPORATION

/s/ Dennis F. Dougherty                     /s/ Leonard Borrmann
--------------------------------            ---------------------------------
(Signature)                                 (Signature)

 Dennis F. Dougherty                        Leonard Bormann
--------------------------------            ---------------------------------
(Print or Type Name)                        (Print or Type Name)

 Senior Vice President                      President & CEO
--------------------------------            ---------------------------------
(Official Title)                            (Official Title)

 2/15/2002                                  February 13, 2002
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(Date)                                      (Date)